UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2008

Customer Acquisition Network Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-141141	01-0692341
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue South Suite 908-909 New York, NY	10003
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 712-0000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into a Material Definitive Agreement.

On June 17, 2008, the Company (as defined below) entered into an amendment agreement with Longview Marquis Master Fund, L.P. (“Longview”) (the “Amendment Agreement”) whereby Longview agreed, for consideration in the amount of $50,000 (the “Extension Amount”), payable in immediately available funds to extend the maturity date on that certain senior secured promissory note, originally issued in favor of Longview pursuant to that certain securities purchase agreement dated as of November 15, 2007 (originally filed with the Securities and Exchange Commission on Current Report on Form 8-K dated November 20, 2007) and amended by that certain amendment agreement dated May 30, 2008 (originally filed with the Securities and Exchange Commission on Current Report on Form 8-K dated June 2, 2008), from June 13, 2008 until June 20, 2008. The Extension Amount may be credited against the outstanding principal balance in certain circumstances as described in the Amendment Agreement.

The information set forth in Item 3.02 of this Current Report on Form 8-K that relates to the entry into a material definitive agreement is incorporated by reference into this Item 1.01.

Item 3.02.  Unregistered Sales of Equity Securities.

On June 16, 2008, Customer Acquisition Network Holdings, Inc. (“Registrant” or the "Company") sold an aggregate of (i) 250,000 shares of its common stock, par value $0.001 per share (the “Common Stock”) and (ii) five-year warrants to purchase 125,000 shares of its common stock at an exercise price of $2.50 per share (the “Warrants”), pursuant to a Subscription Agreement with Stephen B. Wechsler (the “Subscriber”). Registrant received aggregate gross proceeds of $500,000 from the sale of the Common Stock and Warrants (collectively the “Securities”). The sale of the Securities by the Company is referred to herein as the “Offering.” The Securities were offered solely to “accredited investors” in reliance on the exemption from registration afforded by Rule 506 of Regulation D promulgated under Section 4(2) of the Securities Act of 1933, as amended.

Subscription Agreement

The Subscription Agreement, attached hereto as Exhibit 10.1, and herein incorporated by reference to this Current Report on Form 8-K provides for the purchase by the Subscriber and the sale by Registrant of the Securities. The Subscription Agreement contains representations and warranties of the Company and the Subscriber that are typical for transactions of this type.

The Subscription Agreement contains covenants on the part of the Company that are typical for transactions of this type, including but not limited to the following covenants:

Most Favored Nation Protection

Until such time as the Subscriber no longer holds any of the Securities, in the event the Company issues or sells any Common Stock (including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock (the “Common Stock Equivalent”)) in the Company’s next private placement, if the Subscriber reasonably believes that any of the terms of the next private placement are more favorable as to the terms granted under the Subscription Agreement, upon notice to the Company, Registrant will amend the terms of the Subscription Agreement so as to give the Subscriber the benefit of the more favorable terms.

Price Protection for Subsequent Equity Sales

Until the earlier of (i) June 16, 2010 (ii) until the date that there is an effective registration statement on file with the Securities and Exchange Commission covering the resale of the Common Stock and shares of Common Stock underlying the Warrants (the “Warrant Stock”), in the event that the Company issues or sells any Common Stock or any Common Stock Equivalent for which the shares of Common Stock may be acquired for less than $2.00 per share, then the Company is obligated to issue an amount of additional shares of Common Stock to the Subscriber, so that the actual price paid per share when divided by the total number of shares issued will result in an actual per share price paid by the Subscriber equal to such lower price.

Indemnification

The Subscription Agreement also obligates Registrant to indemnify the Subscriber for certain losses resulting from (1) any misrepresentation or breach of any representation or warranty made by the Company or (2) any breach of any covenant or agreement of the Company to the Subscriber in connection with the sale of the Securities.

Warrants

Price Protection

Until the earlier of (i) June 16, 2010 or (ii) such date that there is an effective registration statement on file with the Securities and Exchange Commission covering the resale of any Warrant Stock, in the event that the Company issues or sells any warrants or options to purchase shares of capital stock to which they may be acquired at an exercise price of less than $2.50 per share, then the Company shall promptly issue additional warrants to the holder in an amount sufficient that the actual price per warrant paid hereunder (which is $2.50) (the “Per Warrant Purchase Price”), when divided by the total number of warrants issued will result in an actual Per Warrant Purchase Price paid by the holder hereunder equal to such lower price (this is intended to be a “full ratchet” adjustment). Such adjustment shall be made successively whenever such an issuance is made.

Maximum Exercise

The Warrants contain limitations on exercise, including the limitation that the holder may not exercise its Warrants to the extent that upon exercise the holder, together with its affiliates, would own in excess of 4.99% of the Company’s outstanding shares of Common Stock (subject to an increase or decrease, upon at least 61-days’ notice by the Warrant holder to the Company, of up to 9.99%).

The foregoing is not a complete summary of the terms of the transaction described in this Item 3.02, and reference is made to the complete text of the Subscription Agreement and the form of Warrant attached hereto as Exhibits 10.1 and 10.2 respectively.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.
Exhibit No.	Description
10.1	Subscription Agreement, dated as of June 16, 2008, between the Company and Stephen B. Wechsler.
10.2	Form of Warrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 18, 2008

Customer Acquisition Network Holdings, Inc.

By:	/s/ Michael D. Mathews
Michael D. Mathews
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Subscription Agreement, dated as of June 16, 2008, between the Company and Stephen B. Wechsler.
10.2	Form of Warrant